Exhibit 99.1

FOOTPRINT, a Sustainability and Materials Science Technology Leader, to be Publicly Listed on NASDAQ Through Combination with Gores Holdings VIII, Inc.

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Footprint is a materials science company that has developed a groundbreaking blend of advanced coating and process technologies that enable plant-based materials to compete with traditional plastic-based technologies on performance and price

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Footprint’s portfolio of plant-based solutions has created tremendous global demand from a blue-chip customer base that include Conagra, General Mills, Gillette, JBS Foods, Kraft, McDonald’s, Nestle, Upfield, Procter & Gamble, Quaker Oats, Sweetgreen, Taylor Farms, Tyson, Unilever, Beyond Meat and Walmart

•	Combined company expected to have a post-transaction total enterprise value of $1.6 billion

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Business combination to provide approximately $805 million in gross proceeds assuming no redemptions, comprised of $345 million of cash held in trust from Gores Holdings VIII and approximately $460 million of additional capital, including $150 million Class C Preferred Financing which will be funded immediately

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PIPE investment, which was oversubscribed, and Class C Preferred Financing are anchored by Koch Strategic Platforms and include a meaningful commitment from Gores Sponsor VIII LLC (“Gores Holdings VIII Sponsor”) and affiliates

•	Footprint stockholders, including customers Conagra, JBS, Eggland’s Best and Sweetgreen, will roll 100% of their equity holdings into the new public company

GILBERT, Arizona & LOS ANGELES – December 14, 2021 – Footprint International Holdco, Inc. (“Footprint” or the “Company”), a global materials science technology company focused on sustainable solutions, and Gores Holdings VIII, Inc. (“Gores Holdings VIII”) (Nasdaq: GIIXU, GIIX and GIIXW), a special purpose acquisition company formed by an affiliate of The Gores Group, LLC (“The Gores Group”) today announced that they have entered into a definitive merger agreement that, subject to the consummation of the transaction, will result in Footprint becoming a publicly listed company. Upon closing of the proposed transaction, the combined company will be named “Footprint International, Inc.” and is expected to be listed on NASDAQ under the ticker symbol “FOOT.” The combined company will be led by Troy Swope, Co-Founder and Chief Executive Officer of Footprint, and is expected to have a pro forma enterprise value of $1.6 billion at the closing of the proposed transaction.

Founded in 2014 by Troy Swope and Yoke Chung (CTO), Footprint is developing a portfolio of technologies and plant-based solutions that perform at parity with plastics in all key criteria, delivering sustainability and improving performance at a price point that is comparable to plastic solutions. Footprint is a leading material science company providing plant-based fiber solutions with extended shelf life comparable to plastic, generating strong demand from Fortune 100 companies seeking alternative solutions to meet their sustainability goals. With corporations, regulators and consumers alike increasingly demanding high-quality, sustainable alternatives to single-use plastic, foam and other products, Footprint’s solutions are capitalizing on a growing $315 billion annual market opportunity that is converting to environmentally friendly solutions as quickly as possible.

A range of premier consumer brands, representing the largest and most significant food, beverage and consumer products companies globally and primarily Fortune 100 companies, have chosen Footprint as their innovation partner. Footprint’s blue-chip customer base includes Conagra, General Mills, Gillette, JBS Foods, Kraft, McDonald’s, Sweetgreen, Nestle, Upfield, Procter & Gamble, Quaker, Taylor Farms, Tyson, Unilever and Walmart. Footprint’s customers include the leading player in multiple categories, including dairy, shelf stable cups, meat trays, QSR, frozen food, produce and CPG. Footprint is on a clear, accelerated growth trajectory propelled by a rapidly expanding pipeline of long-term contracts, nearly all of which are take or pay and include contractual minimums. With Footprint’s current customers demanding more product and new customers seeking out Footprint as its sustainable innovation partner, Footprint has over $500 million of annual revenue contracted by its customers and is already more than fully committed on its 2023 estimated revenue. Notably, Footprint’s 2023 revenue estimate can be achieved entirely with products that are developed and in market today and secured by customer contracts with leading blue-chip customers.

Troy Swope, Co-Founder and CEO of Footprint, said: “Our mission is to create a healthier planet and step one is to design, develop and manufacture plant-based fiber solutions as an alternative to single-use plastics. Today marks an exciting inflection point in our seven-year history inventing new materials that challenge the status quo. In the Gores team, we have found a partner with a proven track record of bringing leading companies to the public markets and a shared commitment to global sustainability. The balance sheet strength of the combined company is anticipated to enable Footprint to expand our operations and geographic reach as we scale our technology to meet record customer demand.”

Alec Gores, Chairman and CEO of The Gores Group and Chairman of Gores Holdings VIII, said: “Footprint is a true pioneer and disruptor in sustainability, delivering leading technology and solutions that are revolutionizing the use of plant-based materials. Increasing consumer and corporate demand for sustainable alternatives to plastic have created a tremendous, growing market opportunity that is expected to continue to fuel Footprint’s rapid growth and customer traction. We look forward to partnering with Troy and his exceptional, innovative management team as Footprint accelerates its powerful mission and solidifies its position at the forefront of the industry as a public company.”

Mark Stone, Senior Managing Director of The Gores Group and CEO of Gores Holdings VIII, said: “Footprint offers game-changing materials science solutions that are the gold standard in the industry as the world transitions to plastic alternatives. Partnering with a market leader making a meaningful impact on the health of our planet aligns perfectly with the sustainability component of our investment strategy, and we are thrilled to support the Footprint team as it executes its proven strategy to drive continued growth and innovation.”

David Park, President of Koch Strategic Platforms, said: “Koch Strategic Platforms seeks to invest in leading companies with strong tailwinds. With Footprint, we have been impressed by the company’s innovative culture and strong traction with customers based on their unique plant-based solutions produced at compelling economics. We look forward to working with the Footprint team.”

Footprint Investment Highlights

•	The only plastic-free solution that offers extended barrier properties

•	Compelling value proposition allowing customers to reach sustainability targets with a cost neutral, revenue accretive product

•	Growing TAM with secular tailwinds from corporate sustainability measures, increasing regulations and environmentally conscious end consumers

•	Strong partnerships with global blue-chip customers and significant strategic equity investments

•	Rapidly growing pipeline of long-term take-or-pay contracts and sold-out position through 2023

•	Innovative, execution-focused management team with proven track record and strong patent portfolio in materials, process technology, design and manufacturing

Transaction Overview

The transaction implies an enterprise value of approximately $1.6 billion for the combined company, representing approximately 3.2x of 2023 estimated revenue. Current Footprint equity holders will retain approximately 62% ownership in Footprint and roll 100% of their equity interests into the pro forma company.

Assuming no redemptions by the public stockholders of Gores Holdings VIII, the business combination will provide approximately $805 million in gross proceeds to fund the combined company’s growth strategy. The gross proceeds are comprised of $345 million of cash held in trust from Gores Holdings VIII and approximately $460 million of additional capital, including $150 million Class C Preferred Financing which will be funded immediately. The PIPE investment, which was oversubscribed, and Class C Preferred Financing are anchored by Koch Strategic Platforms and include a meaningful commitment from Gores Holdings VIII Sponsor and affiliates. The proposed business combination, which has been unanimously approved by both the Board of Directors of Gores Holdings VIII and the Board of Directors of Footprint, is expected to close in the first half of 2022, subject to approval by Gores Holdings VIII’s stockholders and other customary closing conditions.

Advisors

Goldman Sachs & Co. LLC is serving as lead financial advisor to Footprint. Credit Suisse Securities (USA) and LionTree Advisors LLC also advised Footprint on the transaction. Kirkland & Ellis LLP is serving as legal advisor to Footprint.

Deutsche Bank Securities Inc. is acting as lead financial advisor and lead capital markets advisor to Gores Holdings VIII and as a joint placement agent on the PIPE investment. Goldman Sachs & Co. LLC, Credit Suisse Securities (USA) LLC and LionTree Advisors LLC are acting as joint placement agents on the PIPE investment. Moelis & Company LLC is also acting as financial advisor to Gores Holdings VIII. Weil, Gotshal & Manges LLP is serving as legal advisor to Gores Holdings VIII and Sidley Austin LLP is serving as legal advisor to the co-placement agents.

Investor Conference Call Information

Management of Footprint and Gores Holdings VIII will host an investor conference call on Tuesday, December 14, 2021 at 9:00 am EST to discuss the proposed business combination. The call can be accessed by dialing +1 (833) 470-1428 (domestic toll-free number) or +1 (404) 975-4839 (international) and providing the conference ID 917431. A replay of the call can be accessed by dialing +1 (855) 213-8235 (domestic toll-free number) or +1 (571) 982-7683 (international) and providing the conference ID 264059#. Alternatively, a webcast replay of the call can be accessed by visiting https://www.netroadshow.com/ with the entry code “Frontier394” or by visiting https://www.netroadshow.com/nrs/home/#!/?show=715a455a.

About Footprint

Footprint has a clear vision to create a healthier planet and healthier people. Phase one of our mission is to provide solutions that eliminate single-use and short-term use plastics in our food chain. Footprint’s team of engineers use plant-based fiber technology to design, develop and manufacture biodegradable, compostable, and recyclable products that compete with plastic’s cost, and exceed its performance. Footprint is rapidly expanding into new categories with customized and patented solutions for customers. Footprint’s products have already led to a global redirection of 61 million pounds of plastic waste from entering the air, earth, and water working with leading global consumer brands.

Footprint was founded in by former Intel engineers, Troy Swope and Yoke Chung. The company employs more than 2,500 employees, with operations in the U.S., Mexicali, Europe, and Asia. Footprint was named to the 2020 Fortune “Change the World” list in 2020, is a member of the World Economic Forum’s Global Innovators Community and was named a CNBC Disruptor 50 company in 2021.

For more information on Footprint’s sustainable solutions visit www.footprintus.com

About Gores Holdings VIII, Inc.

Gores Holdings VIII, Inc. (Nasdaq: GIIXU) is a special purpose acquisition company sponsored by an affiliate of The Gores Group, LLC, founded by Alec Gores. Gores Holdings VIII, Inc. completed its initial public offering in March 2021, raising approximately $345 million in cash proceeds for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Gores Holdings VIII, Inc.’s strategy is to identify, acquire and, after the initial business combination, to build a company in an industry or sector that complements the experience of its management team and can benefit from their operational expertise.

About The Gores Group LLC

Founded in 1987, The Gores Group is a global investment firm focused on partnering with differentiated businesses that can benefit from the firm’s extensive industry knowledge and decades long experience. Gores Guggenheim and The Gores Group are separate entities with separate management, although there is overlap in size and industry of target acquisition and personnel involved. To date, affiliates of The Gores Group have announced or closed ten business combinations representing approximately $60 billion in transaction value which include: Hostess (Gores Holdings, Inc.), Verra Mobility (Gores Holdings II, Inc.), PAE (Gores Holdings III, Inc.), Luminar (Gores Metropoulos, Inc.), United Wholesale Mortgage (Gores Holdings IV, Inc.), Ardagh Metal Packaging (Gores Holdings V, Inc.), Matterport (Gores Holdings VI, Inc.), Sonder (pending; Gores Metropoulos II, Inc.), Polestar (pending; Gores Guggenheim) and Footprint (pending; Gores Holdings VIII, Inc.). For more information, please visit www.gores.com.

Forward-Looking Statements

Certain statements in this press release (“Press Release”) may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and within the meaning of the federal securities laws with respect to the proposed business combination between the Gores Holdings VIII and Footprint, including statements regarding the benefits of the proposed business combination, the anticipated timing of the proposed business combination, the likelihood and ability of the parties to successfully consummate the proposed business combination and the PIPE investment, the amount of funds available in the trust account as a result of shareholder redemptions or otherwise, the services offered by Footprint and the markets in which Footprint operates, business strategies, debt levels, industry environment, potential growth opportunities, the effects of regulations and Gores Holdings VIII’s or Footprint’s projected future results. These forward-looking statements generally are identified by the words “believe,” “predict,” “project,” “potential,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “forecast,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “should,” “will be,” “will continue,” “will likely result,” and similar expressions (including the negative versions of such words or expressions).

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of Gores Holdings VIII securities; (ii) the risk that the proposed business combination may not be completed by Gores Holdings VIII’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Gores Holdings VIII; (iii) the failure to satisfy the conditions to the consummation of the proposed business combination and PIPE investment, including the approval of the proposed business combination by Gores Holdings VIII’s stockholders, the satisfaction of the minimum trust account amount following redemptions by Gores Holdings VIII’s public stockholders and the receipt of certain governmental and regulatory approvals; (iv) the failure to obtain financing to complete the proposed business combination, including to consummate the PIPE investment, (v) the effect of the announcement or pendency of the proposed business combination on Footprint’s business relationships, performance, and business generally; (vi) risks that the proposed business combination disrupts current plans of Footprint and potential difficulties in Footprint’s employee retention as a result of the proposed business combination; (vii) the outcome of any legal proceedings that may be instituted against Gores Holdings VIII or Footprint related to the agreement and the proposed business combination; (viii) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination (ix) the ability to maintain the listing of the Gores Holdings VIII’s securities on the NASDAQ; (x) the price of Gores Holdings VIII’s securities, including volatility resulting from changes in the competitive and highly regulated industries in which Footprint plans to operate, variations in performance across competitors, changes in laws and regulations affecting Footprint’s business and changes in the combined capital structure; (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities; and (xii) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statement” in Gores Holdings VIII final prospectus relating to its initial public offering (File No. 333-252483) declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on February 24, 2021. The foregoing list of factors is not exhaustive. There may be additional risks that neither Gores Holdings VIII or Footprint presently know or that Gores Holdings VIII or Footprint currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in Gores Holdings VIII’s definitive proxy statement contained in the Registration Statement (as defined below), including those under “Risk Factors” therein, and other documents filed by Gores Holdings VIII from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Gores Holdings VIII and Footprint assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Gores Holdings VIII nor Footprint gives any assurance that either Gores Holdings VIII or Footprint will achieve its expectations.

Projections

This Press Release contains financial forecasts with respect to Footprint’s projected financial results, including revenue. Footprint’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Press Release, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Press Release. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Footprint or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Press Release should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Actual results may differ as a result of the completion of the Footprint’s financial reporting period closing procedures, review adjustments and other developments that may arise between now and the time such financial information for the period is finalized. As a result, these estimates are preliminary, may change and constitute forward-looking information and, as a result, are subject to risks and uncertainties. Neither Footprint’s nor Gores Holdings VIII’s independent registered accounting firm has audited, reviewed or compiled, examined or performed any procedures with respect to the preliminary results, nor have they expressed any opinion or any other form of assurance on the preliminary financial information.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed business combination, Gores Holdings VIII intends to file a registration statement on Form S-4 (the “Registration Statement”) that is expected to include a preliminary prospectus and preliminary proxy statement of Gores Holdings VIII. The definitive proxy statement/final prospectus and other relevant documents will be sent to all Gores Holdings VIII stockholders as of a record date to be established for voting on the proposed business combination and the other matters to be voted upon at a meeting of Gores Holdings VIII’s stockholders to be held to approve the proposed business combination and other matters (the “Special Meeting”). Gores Holdings VIII may also file other documents regarding the proposed business combination with the SEC. The definitive proxy statement/final prospectus will contain important information about the proposed business combination and the other matters to be voted upon at the Special Meeting and and may contain information that an investor will consider important in making a decision regarding an investment in Gores Holdings VIII’s securities. Before making any voting decision, investors and security holders of Gores Holdings VIII and other interested parties are urged to read the Registration Statement and the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed business combination as they become available because they will contain important information about the proposed business combination.

The definitive proxy statement/final prospectus will be mailed to stockholders of Gores Holdings VIII as of a record date to be established for voting on the business combination. Investors and security holders will also be able to obtain free copies of the definitive proxy statement/final prospectus and all other relevant documents filed or that will be filed with the SEC by Gores Holdings VIII through the website maintained by the SEC at www.sec.gov, or by directing a request to Gores Holdings VIII, Inc., 6260 Lookout Road, Boulder, CO 80301, attention: Jennifer Kwon Chou or by contacting Morrow Sodali LLC, Gores Holdings VIII’s proxy solicitor, for help, toll-free at (800) 662-5200 (banks and brokers can call collect at (203) 658-9400).

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in Solicitation

Gores Holdings VIII, Footprint and certain of their respective directors, executive officers may be deemed participants in the solicitation of proxies from Gores Holdings VIII’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers of Gores Holdings VIII and a description of their interests in Gores Holdings VIII is set forth in Gores Holdings VIII’s filings with the SEC (including Gores Holdings VIII’s final prospectus relating to its initial public offering (File No. 333-252483) declared effective by the SEC on February 24, 2021). Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed business combination may be obtained by reading the Registration Statement regarding the proposed business combination when it becomes available. The documents described in this paragraph are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Gores Holdings VIII, Inc., 6260 Lookout Rd., Boulder, CO 80301, attention: Jennifer Kwon Chou. Additional information regarding the names and interests of such participants will be contained in the Registration Statement for the proposed business combination when available.

No Offer and Non-Solicitation

This Press Release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Gores Holdings VIII, Footprint or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Contacts:

For inquiries regarding The Gores Group and affiliates:

Jennifer Kwon Chou

Managing Director

The Gores Group

310-209-3010

jchou@gores.com

John Christiansen/Cassandra Bujarski

Sard Verbinnen & Co

GoresGroup-SVC@sardverb.com

For inquiries regarding Footprint:

Investors:

IR@Footprintus.com

For investors:

Reed Anderson

Reed.Anderson@icrinc.com

612-710-8617

For media:

Cory Ziskind

Cory.Ziskind@icrinc.com

646-277-1232

Heather Knox

SVP Communications, Footprint

Heather.knox@footprintus.com

425-295-5967